UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: February 20, 2014

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02     Results of Operations and Financial Condition

On February 20, 2014, Cincinnati Bell Inc. reported its financial results for the fourth quarter 2013. The earnings release is attached as Exhibit 99.1.

Section 7 - Regulation FD

Item 7.01     Regulation FD Disclosure

On February 20, 2014, Theodore H. Torbeck, the Company's president and chief executive officer, and Leigh R. Fox, the Company's chief financial officer, will present fourth quarter 2013 results. The presentation will be webcast both live and on-demand. To listen, go to the Investor Relations section of www.cincinnatibell.com, click on the Webcasts/Presentations tab and follow the instructions for accessing the webcast.
A copy of the presentation to be made during the meeting is attached to this Current Report as Exhibit 99.2.
The information in Items 2.02 and 7.01 and the exhibits attached to this Current Report as Exhibit 99.1 and 99.2 are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibit No.	Description

	Exhibit 99.1	Press release dated February 20, 2014

	Exhibit 99.2	Presentation made during the Cincinnati Bell fourth quarter 2013 earnings conference call on February 20, 2014

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Cautionary Statement Concerning Forward-Looking Statements

This report and the documents incorporated by reference herein contain forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents the company filed with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. The company undertakes no obligation to revise or update any forward-looking statements for any reason. The forward-looking statements included in this report represent company estimates as of February 20, 2014. Cincinnati Bell anticipates that subsequent events and developments will cause its estimates to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	February 20, 2014	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 20, 2014

99.2	Presentation made during the Cincinnati Bell fourth quarter 2013 earnings conference call on February 20, 2014

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